                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of _________ __, 1995 among CONTINENTAL CABLEVISION, INC., a Delaware corporation (the "Company"), the holders of Registrable Securities named in Schedule A hereto (collectively, the "Holders" and singly, a "Holder"), and The
- ----------
Providence Journal Company, a Delaware corporation, as the representative hereunder (the "Representative") for the Holders of Registrable Securities.

                                    RECITALS
                                    --------

     A. This Agreement is being entered into in connection with, and pursuant to section 6.21(b) of, the Amended and Restated Agreement and Plan of Merger, dated as of November 18, 1994, among Providence Journal Company, The Providence Journal Company, King Holding Corp., King Broadcasting Company and the Company (the "Merger Agreement").

     B. The Company has heretofore entered into (i) a Registration Rights Agreement dated as of June 22, 1992 with Corporate Partners, L.P. and certain other signatories thereto (collectively, the "CP Purchasers") and (ii) an amendment thereto dated as of July 15, 1992 (said Registration Rights Agreement and amendment are hereinafter referred to as the "CP Agreement").

     C. The Company has heretofore entered into a Registration Rights Agreement dated as of July 15, 1992 with Boston Ventures Limited Partnership III and certain other signatories thereto (collectively, the "BV Purchasers") (said Registration Rights Agreement is hereinafter referred to as the "BV Agreement").

     D. It is intended by the Company and the Representative that this Agreement shall become effective immediately upon the issuance of the securities to be issued pursuant to Article 1 of the Merger Agreement (the "Merger Securities").

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Holders of Registrable Securities and the Representative, intending to be legally bound, each hereby agrees as follows:

                                 ARTICLE 1.

                       REGISTRATION UNDER SECURITIES ACT
                       ---------------------------------

     Section 1.01  Registration Upon Request.  (a)  Request.  Subject to
                   -------------------------        -------
the provisions of this Agreement (including Section 4.13 hereof), at any time and from time to time after the obligation of the Company under section 6.21(a) of the Merger Agreement to effect a registered public offering of shares of Class A Common Stock shall have either been satisfied or terminated, upon the written request of the Representative on behalf of one or more Holders (the "Initiating Holders") of at least fifteen percent (15%) of Registrable Securities requesting that the Company effect the registration under the Securities Act of Registrable Securities (which request shall specify the number of Registrable Securities to be registered and the intended method of distribution thereof), the Company shall provide prompt written notice of such request for registration to the Representative (and the Representative shall be responsible for relaying such notice to the Holders of Registrable Securities other than the Initiating Holders) and to all record holders of CP/BV Registrable Securities (or to any representative(s) of such holders to the extent, provided for under section 1.02 of the CP Agreement or the BV Agreement, as the case may be), and shall use its best efforts to register under the Securities Act (a "Demand Registration"), including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if the Company is then eligible to use such a registration, as expeditiously as may be practicable, the Registrable Securities which the Company has been requested to register by the Initiating Holders, together with all other Registrable Securities and CP/BV Registrable Securities whose record holders (having received the aforementioned written notice) shall have requested in writing to be included in such Demand Registration within fifteen (15) days after the receipt of such written notice (such holders together with the Initiating Holders are hereinafter referred to as the "Selling Holders"), all to the extent requisite to permit the disposition of such Registrable Securities and CP/BV Registrable Securities in accordance with the plan of distribution set forth in the applicable registration statement. In the case of any Demand Registration, the Initiating Holders must request registration of Registrable Securities representing not less than such number of Registrable Securities the Expected Proceeds of which, on the date of the aforementioned written request, would equal at least $25 million. Notwithstanding anything herein to the contrary, the rights of Holders of Registrable Securities shall be subject to the provisions of the penultimate sentence of Section 1.02(a) hereof.

          (b)  Registration of Other Securities.  Whenever the Company shall
               --------------------------------
effect a registration pursuant to this Section 1.01 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities, no securities other than Registrable Securities and CP/BV Registrable Securities shall be included among the securities covered by such registration unless the managing underwriter, if any, of such offering shall have advised the Representative in writing that the inclusion of such other securities would not adversely affect such offering.

          (c)  Registration Statement Form.  Registrations under this Section
               ---------------------------
1.01 shall be on such appropriate registration form of the Commission as shall be selected by the Company and available to it under the Securities Act. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Selling Holders of Registrable Securities so to be registered and counsel to the Company, is reasonably required to be included therein under the Securities Act.

          (d)  Limitations on Registration; Expenses.  The Company will not be
               -------------------------------------
required to effect more than two (2) Demand Registrations pursuant to this
Section 1.01. Subject to the provisions of Sections 1.01(h) and 1.02(b) hereof, the Company shall pay the Registration Expenses in connection with such Demand Registrations provided, however, that holders of CP/BV Registrable Securities
              --------  -------
(but not Holders of Registrable Securities) shall be responsible for paying to the Company a portion of such Registration Expenses as and to the extent provided in section 1.02(b) of the CP Agreement and the BV Agreement, respectively.

          (e) Effective Registration Statement.  Subject to the provisions of
              --------------------------------
Section 1.01(i) hereof, a registration requested pursuant to this Section 1.01 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the Commission or other governmental agency or court for any reason not attributable to any of the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of any of the Selling Holders.

          (f) Selection of Underwriters.  In the case of any Demand
              -------------------------
Registration, (i) the selection of any managing underwriter(s) shall be made by the Company (with the consent of the Representative, which consent shall not be unreasonably withheld), provided, however, that, in the case of any Demand
                        --------  -------
Registration where the Expected Proceeds of the sale of all Registrable Securities and CP/BV Registrable Securities to be included among the securities covered by such registration pursuant to this Section 1.01 would exceed $75 million, the Representative shall be entitled to select (with the consent of the Company, which consent shall not be unreasonably withheld) one (1) managing underwriter other than the lead managing underwriter, and (ii) the selection of the underwriters (other than the managing underwriter(s)) shall be made by the mutual agreement of the Company and the Representative.

          (g) Certain Requirements in Connection with Registration Rights.  In
              --------------------------------------- -------------------
the case of a Demand Registration, if the Initiating Holders requesting such Demand Registration have determined to enter into one or more underwriting agreements in connection therewith, all shares constituting Registrable Securities and CP/BV Registrable Securities to be included in such Demand Registration shall be subject to such underwriting agreements and no Person may participate in such Demand Registration unless such Person agrees to sell his or its securities on the basis provided in the underwriting arrangements and completes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents which are reasonable and customary under the circumstances.

          (h) Priority in Demand Registration.  If the managing underwriter of
              -------------------------------
any underwritten offering shall advise the Company in writing (with a copy to the Representative (and the Representative shall be responsible for relaying such copy to the Holders of Registrable Securities) and each Selling Holder of CP/BV Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of 66-2/3% of the Registrable Securities requested to be included in such registration, the Company will reduce to the number which the Company is so advised can be sold in such offering within such price range (the "Actual Number of Securities to be Registered"), the Registrable Securities and CP/BV Registrable Securities requested to be included in such registration. Subject to the provisions of Section 4.13 hereof, in such registration, each Selling Holder shall be entitled to register up to such number of Registrable Securities or CP/BV Registrable Securities, as the case may be, obtained by multiplying the Actual Number of Securities to be Registered by a fraction, the numerator of which is the number of Registrable Securities or CP/BV Registrable Securities beneficially owned by such Selling Holder and the denominator of which is the aggregate number of Registrable Securities and CP/BV Registrable Securities beneficially owned by all Selling Holders. If one or more Selling Holders do not request the registration of the maximum number of Registrable Securities or CP/BV Registrable Securities to which they are entitled in accordance with the preceding sentence (such maximum number minus the number of Registrable Securities or CP/BV Registrable Securities requested by such Selling Holder(s) being referred to as the "Shortfall"), the other Selling Holders (the "Participating Holders") shall be entitled to register securities in addition to those to which they are entitled under the preceding sentence up to the amount equal to the result obtained by multiplying the Shortfall by a fraction, the numerator of which is the number of Registrable Securities or CP/BV Registrable Securities, as the case may be, beneficially owned by such Participating Holder and the denominator of which is the aggregate number of Registrable Securities and CP/BV Registrable Securities beneficially owned by all Participating Holders. The procedure set forth in the immediately preceding sentence shall be applied until the Actual Number of Securities to be Registered is apportioned among the Selling Holders in accordance with the preceding two sentences. If, as a result of any such reduction in the number of securities requested to be registered, the number of securities requested to be included in such registration by the Holders of the Registrable Securities is reduced by twenty percent (20%) or more because of the inclusion in such registration of CP/BV Registrable Securities pursuant to the provisions of this Section 1.01, then notwithstanding anything to the contrary contained in this Agreement or in any other agreement or interpretation of any agreement between the Company and the Holders of Registrable Securities, a Demand Registration in connection with such registration will not be deemed to have been effected under Section 1.01(e) hereof.

          In the case of a registration which would have been deemed to be a Demand Registration under Section 1.01(e) hereof but for the application of the immediately preceding sentence of this Section 1.01(h) (a "Restricted Registration"), the Company shall pay the Registration Expenses of the Holders of the Registrable Securities in connection with one such Restricted Registration (the "Paid Restricted Registration") and the Selling Holders shall pay the Registration Expenses of any other Restricted Registration to the extent provided for and in accordance with Section 1.02(b) hereof and of the CP Agreement and the BV Agreement, provided, however, that the Initiating Holders
                                --------  -------
may elect by written notice to the Company (with a copy to the Representative, and the Representative shall be responsible for relaying such notice to the Holders of Registrable Securities other than the Initiating Holders), after the Paid Restricted Registration, to have the Company pay the Registration Expenses of the Holders of Registrable Securities in one (1) subsequent Restricted Registration, in which case the number of Demand Registrations available to the Holders of Registrable Securities under Section 1.01(d) hereof shall remain unchanged but the number of Demand Registrations the expenses of which will be paid by the Company shall be reduced from two to one.

          In connection with any such registration to which this paragraph (h) is applicable, no securities other than Registrable Securities and CP/BV Registrable Securities shall be covered by such registration.

          (i) Certain Other Matters.  For purposes of Section 1.01(e)(i) hereof,
              ---------------------
should a Demand Registration not become effective due to the failure of the Representative or any of the Selling Holders to perform their respective obligations under this Agreement or the inability of the Selling Holders to reach agreement with the underwriters on price or other customary terms for such transaction, or in the event the Selling Holders withdraw or do not pursue the request for the Demand Registration

(in each of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Agreement), then such Demand Registration shall be deemed to have been effected.

          Under the circumstances in which a Demand Registration otherwise would be deemed to have been effected under Section 1.01(e) hereof (including as contemplated by this Section 1.01(i)), if the Selling Holders pay the Registration Expenses (other than the Registration Expenses referred to in clause (a) of the definition of Registration Expenses) incurred by the Company through the date of abandonment of the registration, the Demand Registration shall not be deemed to have been effected for purposes of Section 1.01(e) of this Agreement, provided, however, that if on the date of abandonment of the
                --------  -------
registration a preliminary prospectus related to the Demand Registration has not been filed with the Commission, the Selling Holders shall be required to pay on the date that is six (6) months following the date of such abandonment only one-half (1/2) of the Company's out-of-pocket legal and accounting expenses incurred specifically in connection with such registration. At any time during such 6-month period, the Initiating Holders shall be entitled to reactivate the abandoned registration, in which case the reactivated registration and abandoned registration shall be deemed to be one registration, and the Selling Holders shall not be required to pay any Registration Expenses.

          (j) CP and BV Agreements.  The Representative and the Holders of
              --------------------
Registrable Securities acknowledge that the Holders of Registrable Securities have no rights under this Agreement or otherwise to participate in a demand registration initiated by any holder of CP/BV Registrable Securities under
Section 1.01 of the CP Agreement or the BV Agreement, respectively.

          Section 1.02  Incidental Registration. (a)  Rights to Include.
                        -----------------------       -----------------
Subject to the provisions of this Agreement (including Section 4.13 hereof), if, at any time after the obligation of the Company under section 6.21(a) of the Merger Agreement to effect a registered public offering of shares of Class A Common Stock shall have either been satisfied or terminated, the Company proposes to register the offering of any shares of Class A Common Stock under the Securities Act on Form S-1, S-2 or S-3 (or any successor or similar form thereto) in connection with a primary public offering of Class A Common Stock being offered for the account of the Company, the Company shall furnish prompt written notice to the Representative of its intention to effect such registration and the intended method of distribution in connection therewith. The Representative shall be responsible for relaying such notice to the Holders of Registrable Securities. Upon the written request of any Holder of Registrable Securities made to the Company within fifteen (15) days after the delivery of the aforementioned notice by the Company to the Representative (five
(5) days if the Company is registering on Form S-3 and a shorter time is necessary because of a planned filing date of such Form S-3), which request shall specify the number of shares of Registrable Securities intended to be registered, the Company shall include such Registrable Securities in such registration, subject however to the following sentence of this Section 1.02(a) and to the provisions of Section 1.02(c) hereof. If the Company shall thereafter determine in its sole discretion not to register or to delay the registration of such securities, the Company may, at its election, provide written notice of such determination to the Representative (and the Representative shall be responsible for relaying such notice to the Holders of Registrable Securities) and (i) in the case of a determination not to effect a registration, shall thereupon be relieved of the obligation to register such Registrable Securities (but, under such circumstances, the Company shall pay any Registration Expenses reasonably incurred by the Holders of Registrable Securities who elected to request the incidental registration of Registrable Securities until such time as such Holders received the Company's written notice), and (ii) in the case of a determination to delay a registration, shall thereupon be permitted to delay registering any Registrable Securities for the same period as the delay in respect of securities being registered for the Company's own account. No incidental registration effected pursuant to this
Section 1.02 shall be deemed to have been effected or otherwise relieve the Company of any of its obligations to the Holders of Registrable Securities pursuant to Section 1.01 hereof.

          (b) The Holders of Registrable Securities whose securities are actually registered in connection with any incidental registration as provided in Section 1.02(a) hereof shall pay a portion of the Registration Expenses for the registration in question (other than Registration Expenses (i) specified in clause (a) of the definition of Registration Expenses and (ii) incurred by or on behalf of a selling holder (other than a holder of Registrable Securities or CP/BV Registrable Securities) for its benefit or the benefit of persons other than holders of Registrable Securities or CP/BV Registrable Securities), pro rata based on the percentage of the aggregate number of shares registered pursuant to such registration which are represented by the Registrable Securities or CP/BV Registrable Securities of such holder; provided, however,
                                                           --------  -------
that if the Company should agree to bear the Registration Expenses of any other stockholder of the Company in any incidental registration for any other stockholder of the Company on terms more favorable than those applicable to the Holders of Registrable Securities, the Company will provide the more favorable terms to the Holders of Registrable Securities.

          (c) Priority in Incidental Registrations.  If the managing underwriter
              ------------------------------------
of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration would substantially interfere with such offering, then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering without such substantial interference, first, all securities proposed by the Company to be sold for its own account, second, subject to the provisions of Section 4.13 hereof, all securities of the Company ranking senior to or on a parity with (as to rights to dividends and upon liquidation) the Company's Series A Participating Convertible Preferred Stock ("Senior Securities"), Registrable Securities and CP/BV Registrable Securities requested to be included in such registration (such Senior Securities, Registrable Securities and CP/BV Registrable Securities to be included in such registration pro rata on the basis of the Expected Proceeds from the sale thereof), and third, any other securities of the Company requested to be included in such registration.

          Section 1.03  Registration Procedures.  If and whenever the Company is
                        -----------------------
required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as practicable:

          (a) In the case of each Demand Registration, use its best efforts to prepare and file with the Commission and obtain the effectiveness of a registration statement on such form as is available for the sale of Registrable Securities by the holders thereof in accordance with the plan of distribution set forth in such registration statement; provided, however, if a request for
                                          --------  -------
registration pursuant to Section 1.01 hereof is made within sixty (60) days before the end of the Company's fiscal year and the Company is not then eligible to effect a registration under the Securities Act by use of Form S-3 (or other comparable short-form registration statement), the Company shall be entitled to delay the filing of such registration statement until the earlier of (i) such time as the Company receives audited financial statements for such fiscal year and (ii) the expiration of 90 days after the last day of such fiscal year; and

provided, further, that if the Company shall furnish to the Representative a
- --------  -------
certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on the date filing would be required under this Agreement because such registration would require premature disclosure of any acquisition, corporate reorganization or other material transaction involving the Company and that it is therefore essential to defer taking action with respect to the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not to exceed ninety (90) days, such right to delay a request to be exercised by the Company not more than once in any 12-month period. The Representative shall be responsible for relaying any such certificate to the Holders of Registrable Securities.

          (b) Prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to complete the offering and the distribution of the securities covered thereby, provided, however, that except
                                                --------  -------
with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed one hundred eighty (180) days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 180-day period), in each case exclusive of any period during which the prospectus used in connection with such registration statement shall not comply with the requirements of section 10 of the Securities Act; and to comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such registration statement during such time as such registration statement is effective.

          (c) Furnish to each seller of Registrable Securities and each underwriter of the Registrable Securities being sold, as such seller and such underwriter may reasonably request in order to facilitate the disposition of Registrable Securities in accordance with the plan of distribution set forth in such registration statement, (i) such number of copies (including manually executed and conformed copies) of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (ii) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act), and (iii) such other documents incident thereto.

          (d) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions in which an exemption is not available as the Representative and the managing underwriter shall reasonably request, and do any and all other reasonable acts and things which may be necessary or advisable to permit the offering and disposition of Registrable Securities in such jurisdictions in accordance with the plan of distribution set forth in the registration statement; provided, however, the Company shall not be required to
                        --------  -------
qualify generally to do business as a foreign corporation, subject itself to taxation, or consent to general service of process, in any jurisdiction wherein it would not, but for the requirements of this Section 1.03, be obligated to do so.

          (e) Use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary in the reasonable judgment of counsel for the Selling Holders and the Company to facilitate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in such registration statement.

          (f) Notify each seller of any Registrable Securities covered by such registration statement and the managing underwriter, if any, promptly and, if requested by any such Person, confirm such notification in writing, (i) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to such registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (ii) of any request by the Commission for amendments or supplements to such registration statement or related prospectus, or any written request by the Commission for additional information, (iii) of the issuance by the Commission of any stop order or the receipt of notice of the initiation of any proceedings for such or a similar purpose (and the Company shall make every reasonable effort to obtain the withdrawal of any such order at the earliest possible moment and the Holders of Registrable Securities shall cooperate in all reasonable respects in such efforts), (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the receipt of notice of the initiation or threatening of any proceeding for such purpose (and the Company shall make every reasonable effort to obtain the withdrawal of any such suspension at the earliest possible moment and the Holders of Registrable Securities shall cooperate in all reasonable respects in such efforts), (v) of the occurrence of any event during the period when a prospectus with respect to the Registrable Securities is required to be delivered under the Securities Act which requires the making of any changes to such registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to such seller and any managing underwriter a reasonable number of copies of a supplemented or amended prospectus or preliminary prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus or preliminary prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (vi) of the Company's determination that the filing of a post-effective amendment to such registration statement shall be necessary or appropriate. Each Holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (v) of this Section 1.03(f), such Holder shall forthwith discontinue such Holder's offer and disposition of Registrable Securities until such Holder shall have received copies of an appropriately supplemented or amended prospectus or preliminary prospectus and, if so directed by the Company, shall deliver to the Company, at its expense, all copies (other than permanent file copies) of the prospectus or preliminary prospectus covering such Registrable Securities which are then in such Holder's possession. In the event the Company shall provide any notice of the type referred to in the preceding sentence, the 180-day period mentioned in Section 1.03(b) hereof shall be extended by the number of days from and including the date such notice is provided to and including the date when each seller of any Registrable Securities covered by such registration statement and the managing underwriter shall have received copies of the corrected prospectus contemplated by clause
(v) of this Section 1.03(f), plus an additional seven (7) days. The underwriters or, if there are no underwriters, each seller of Registrable Securities shall deliver such supplemented or amended prospectus or preliminary prospectus to all purchasers or offerees of the Registrable Securities sold by it to which such delivery may be required or advisable under the Securities Act and any applicable state securities or "blue sky" laws.

          (g) Otherwise use its best efforts in connection with each registration and offering of Registrable Securities hereunder to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, including section 11(a) of the Securities Act and Rule 158 thereunder.

          (h) Use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which the same class of securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange and, if requested by the Holders of Registrable Securities, cause all such Registrable Securities that are of a different class or series than those Company securities already listed or traded to be listed on one (but not more than one) securities exchange reasonably requested by the Representative.

          (i) Engage and provide a transfer agent and registrar (which in each case may be the Company) for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

          (j) Furnish to each seller of Registrable Securities a signed counterpart of an opinion from counsel to the Company, and a "cold comfort" letter from the Company's independent certified public accounting firm covering such matters of the type customarily covered by such opinions and "cold comfort" letters as any managing underwriter and the Representative shall reasonably request.

          (k) Subject to confidentiality restrictions reasonably required by the Company, at reasonable times and upon reasonable notice, and as necessary to permit a reasonable investigation with respect to the Company and its business in connection with the preparation and filing of such registration statement, make available for inspection by any seller of Registrable Securities covered by such registration statement, by any managing underwriter or other underwriters participating in any disposition of Registrable Securities, and by any attorney, accountant or other agent, representative or advisor retained by any such seller or underwriters, all pertinent financial and other records and corporate documents of the Company; and cause all of the Company's officers, directors and employees to discuss pertinent aspects of the Company's business with any such seller, underwriter, accountant, agent, representative or advisor in connection with such registration statement; provided, however, that the Company shall not be
                        --------  -------
obligated pursuant to this Section 1.03(k) to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          (l) Permit any Holder of Registrable Securities, which Holder, in the judgment of its counsel, might be deemed to be a "control person" of the Company (within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act), to participate in the preparation of such registration statement and include therein material, furnished to the Company in writing which, in the reasonable judgment of such Holder and its counsel, is required to be included therein; and

          (m) If any registration statement refers to any Holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, and if such Holder reasonably believes it is or may be deemed to be a control person in relation to, or an Affiliate of, the Company, then such Holder shall have the right to require (i) the insertion in such registration statement of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as and is not intended to be a recommendation by such Holder of the investment quality of, or the relative merits and risks attendant to the purchase of, the Company's securities covered thereby, and that such ownership does not imply that such Holder will assist in meeting any future financial or operating requirements of the Company, or (ii) in the case where the reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal or state statute then in effect, the deletion of the reference to such Holder.

          Section 1.04  Underwritten Offerings. (a)  Requested Underwritten
                        ----------------------       ----------------------
Offerings.  If requested by the underwriters for any underwritten offering by
- ---------
Holders of Registrable Securities pursuant to a Demand Registration, the Company and the Selling Holders will use their best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement
(i) to be reasonably satisfactory in substance and form to the Company, the Representative and the underwriters and (ii) to contain such representations and warranties by the Company and such other terms as are reasonable and customary in the circumstances on the part of an issuer in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Article 2 hereof. The

Representative and the Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement. Such Holders of Registrable Securities shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution as otherwise required by law.

          (b) Incidental Underwritten Offerings.  If the Company proposes to
              ---------------------------------
register any of its securities under the Securities Act as contemplated by
Section 1.02 hereof and such securities are distributed by or through one or more underwriters, the Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution or as otherwise required by law.

          (c) Limitations on Sale or Distribution of Other Securities.  Anything
              -------------------------------------------- ----------
herein to the contrary notwithstanding (including Section 1.01(a) hereof), if a registration of any of the Company's securities shall be effected by the Company, whether or not for its own account, by means of an underwritten offering, each Holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution of any Registrable Securities, including any resale pursuant to Rule 144 under the Securities Act, and to use such Holder's best efforts not to effect any such public sale or distribution (other than as part of such underwritten offering) of any other security which, with notice, lapse of time and/or payment of monies, are exchangeable or exercisable for or convertible into any Registrable

Securities, during the 15-day period prior to, and during the 120-day period (or such longer period as shall have been requested by the managing underwriters) commencing on, the effective date of the registration statement filed with the Commission in connection with such underwritten offering.

          (d) In order to ensure compliance with the provisions of Section 1.04(c) hereof, the Company hereby agrees to notify the Representative as to the status and proposed effective date of any registration statement of the Company which is filed with the Commission. The Representative shall be responsible for relaying such notice to the Holders of Registrable Securities.

          (e) The Company hereby agrees not to effect, except pursuant to employee benefit plans, any public sale or distribution of any securities of the same class as (or otherwise similar to) the Registrable Securities, or any securities which, with notice, lapse of time and/or payment of monies, are exchangeable or exercisable for or convertible into any such securities during the 15-day period prior to, and during the 90-day period commencing on, the effective date of a registration statement filed with the Commission in connection with an underwritten offering effected pursuant to Section 1.01 of this Agreement, except to the extent otherwise required by the CP Agreement or the BV Agreement.

          (f) Without limiting the generality of the foregoing, the provisions of Section 1.04(c) hereof shall not apply to any Holder of Registrable Securities if such Holder is prevented by statute or other applicable regulation from agreeing to such provisions.

          Section 1.05  Certain Agreements of the Company and Holders of
                        --------------------------------------------- --
Registrable Securities.  (a)  The Holders of Registrable Securities included in
- ----------------------
any registration shall furnish to the Company such information regarding such Holder and the plan of distribution proposed by such Holder as the Company may reasonably request and as shall reasonably be required in connection with any registration, qualification or compliance referred to in this Agreement. In the case of a Demand Registration, the Company agrees that any plan of distribution included in the registration statement (which plan relates to the Holders of Registrable Securities) shall be as reasonably specified by the Holders of Registrable Securities.

          If requested by the Company, information with respect to any Holder of Registrable Securities required, in the opinion of counsel for the Company and the Representative, to be included pursuant to the Securities Act in any registration statement or prospectus for an offering of Registrable Securities shall be furnished to the Company promptly by such Holder in writing in a form specifically and expressly for use in such registration statement or prospectus.

          (b) If at the time of any transfer of any Registrable Securities, such Registrable Securities shall not have been theretofore registered under the Securities Act, the Company may require, as a condition of allowing such transfer, that the Holder thereof or such Holder's transferee furnish to the Company (i) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of the Holder thereof or such Holder's transferee, an opinion of legal counsel designated by such Holder or such Holder's transferee to the effect that such transfer may be made without registration under the Securities Act, except that nothing contained in this Section 1.05(b) shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Agreement.

          (c) Each Holder of Registrable Securities agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Holder may obtain from the Company, and which the Company has marked "Confidential", "Proprietary" or "Secret" or has otherwise identified as being such, pursuant to financial information, reports and other materials and discussions with officers, directors, employees or agents made available by the Company as required hereunder unless such information is or becomes known to such Holder from a Person other than the Company (other than as a result of a breach of a duty of confidentiality owed to the Company by such Person) or is or becomes publicly known other than as a result of a breach of this provision, or unless the Company gives its written consent to such Holder's release of such information, except that no such written consent shall be required (and such Holder shall be free to release such information) if such information is to be provided to such Holder's counsel or accountant, or to an officer, director, employee, advisor or partner of such Holder, provided that
                                                                --------
such Holder shall inform the recipient of the confidential nature of such information, and shall require the recipient to treat the information as confidential to the same extent as such Holder.

          (d) In no event shall any sale of Registrable Securities be made knowingly by any Holder of Registrable Securities, without the prior written consent of the Company, to any Person (including Affiliates of any such Person) which, to the knowledge of such Holder (or the knowledge of any underwriter for such Holder), is (or would be after such sale) a "controlling person" of the Company within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act.

          (e) Each Holder of Registrable Securities agrees to perform any further acts and to execute and deliver any further documents that may reasonably be requested or necessary to confirm, or to carry out, the provisions of this Agreement (including the provisions of Article 2 of this Agreement).

                                   ARTICLE 2.

                                INDEMNIFICATION
                                ---------------

     Section 2.01  Indemnification. (a)  With respect to each registration
                   ---------------
of Registrable Securities pursuant to this Agreement, the Company hereby indemnifies, to the fullest extent permitted by law, each Holder of Registrable Securities included in such registration, its officers and directors, if any, and each Person, if any, who controls such Holder within the meaning of section 15 of the Securities Act and section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and reasonable expenses (under the Securities Act, common law and otherwise), joint or several, caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement or prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and the Company has previously furnished copies thereof to any Holder of Registrable Securities included in such registration which is seeking such indemnification and to the underwriters of the registration in question), or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such indemnification shall not extend to
                --------  -------
any such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses which are caused (x) by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by any Holder of Registrable Securities or any underwriter thereof specifically and expressly for use in any such registration statement or prospectus or (y) any failure by such Holder of Registrable Securities or any underwriter to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Securities Act after such prospectus has been timely furnished by the Company.

          (b) In the case of an underwritten offering in which the registration statement covers Registrable Securities, the Company agrees to indemnify the underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act and section 20 of the Exchange Act, to the extent customary in the circumstances for an issuer in an underwritten public offering.

          (c) In connection with any written information furnished to the Company or any underwriter of any underwritten offering specifically and expressly for use in a registration statement with respect to a Holder of Registrable Securities, each such Holder hereby indemnifies severally (but not jointly), to the fullest extent permitted by law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of section 15 of the Securities Act and section 20 of the Exchange Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, in light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that the indemnification set forth in this Section 2.01(c) shall only apply if, and each such Holder shall be liable hereunder if and only to the extent that, any such loss, claim, damage or liability arises solely out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to such Holder, which is furnished in writing to the Company or any underwriter of any underwritten offering by such Holder expressly for use in any such registration statement or prospectus.

          (d) In the case of an underwritten offering of Registrable Securities, each Holder of Registrable Securities shall agree to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act and section 20 of the Exchange Act, to the extent customary in the circumstances for a selling stockholder in an underwritten public offering.

     Section 2.02  Notices of Claims.  (a)  Any Person seeking
                   -----------------
indemnification under the provisions of this Article 2 shall, promptly after receipt by such Person of notice of the existence of such claim or of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the existence or commencement thereof; provided, however, the failure so to notify an indemnifying party shall
         --------  -------
not relieve the indemnifying party from any liability which it may have under this Article 2 or from any liability which the indemnifying party may otherwise have (except if and to the extent that it has been prejudiced in any material respect by such failure). In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, except as otherwise provided in Section 2.02(c) hereof. Upon delivery of such notice by the Company (if it is the indemnifying party) to such indemnified party and approval of such counsel by such indemnified party, the Company will not be liable under this Article 2 for any legal or other expenses subsequently incurred by any Holder of Registrable Securities in connection with the defense of such action, suit, claim or proceeding, except as otherwise provided in
Section 2.02(b) hereof.

          (b) Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (ii) or (iii) of the preceding sentence shall have occurred or such clauses shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel, plus one local or regulatory counsel or firm of counsel, selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party.

          (c) If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party.

          (d) Anything in this Article 2 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or compromise of, or consent to entry of any judgment with respect to, any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

     Section 2.03  Contribution.  (a)  If the indemnification from the
                   ------------
indemnifying party as provided in this Article 2 is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall, to the fullest extent permitted by law, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, subject to the provisions of Section 2.03(b) hereof. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made, or relates to information supplied by such indemnifying party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 2.02 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Article 2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.03(a).

          (b) No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (c) If indemnification is available under this Article 2, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Section 2.01 and Section 2.02 hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.03.

     Section 2.04  Indemnification Payments.  The indemnification and
                   ------------------------
contribution required by this Article 2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                   ARTICLE 3.

                              CERTAIN DEFINITIONS
                              -------------------

     As used herein, the following terms have the following respective meanings:

     "Affiliate" shall have the meaning specified for "affiliate" in Rule 12b-2 under the Exchange Act.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Class A Common Stock" shall mean Class A Common Stock, par value $.01 per share, of the Company.

     "CP/BV Registrable Securities" shall mean the securities of the Company which are defined as "Registrable Securities" under either the CP Agreement or the BV Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Expected Proceeds" shall mean, as of any date, the aggregate proceeds that would be expected to be received by a holder of securities from the sale of such securities in an offering made on such date (without being reduced by any pro forma expenses or underwriting discounts). The determination of Expected Proceeds shall be made (a) if the offering is intended to be made in an underwritten public offering, then by the intended managing underwriter of such offering or (b) if the offering is not intended to be made in an underwritten public offering, then by investment bankers mutually agreeable to the Company and the Representative, the fees and expenses of which shall be paid by the Company.

     "Person" shall mean a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     "Register", "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" shall mean, subject to the provisions of Sections 4.04(b) and 4.13 hereof, any and all Merger Securities which are shares of Class A Common Stock. As to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (i) a registration statement (other than the registration statement on Form S-4 with respect to the Registrable Securities heretofore filed by the Company) with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the methods contemplated by the registration statement, (ii) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto), (iii) such securities shall have been otherwise transferred, or (iv) such securities shall have ceased to be issued and outstanding.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Article 1, including, without limitation, (a) any allocation of salaries and expenses of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Company in the ordinary course of business; (b) all registration, application, filing, listing, transfer and registrar fees; (c) all NASD fees and fees and expenses of registration or qualification of Registrable Securities under state securities or "blue sky" laws pursuant to Section 1.03(d) hereof;
(d) all word processing, duplicating and printing expenses, messenger and delivery expenses; (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of customary "cold comfort" letters required by or incident to such performance and compliance; and
(f) any fees and disbursements of underwriters and broker-dealers customarily paid by issuers or sellers of securities; provided, however, that in all cases
                                          --------  -------
in which the Company is required to pay Registration Expenses hereunder, Registration Expenses shall exclude, and the sellers of the Registrable Securities being registered shall pay, the fees and disbursements of counsel to such sellers, and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered and, to the extent such laws prohibit the Company from paying such expenses on behalf of the holders of Registrable Securities, expenses of registering or qualifying Registrable Securities under state securities or blue sky laws.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                                   ARTICLE 4.

                                 MISCELLANEOUS
                                 -------------

     Section 4.01  Rule 144.  If the Company shall have filed with the
                   --------
Commission and obtained the effectiveness of a registration statement covering the Company's equity securities pursuant to the requirements of section 12 of the Exchange Act or pursuant to the requirements of the Securities Act, the Company agrees that it shall timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, without limitation, the reports under sections 13 and 15(d) of the Exchange Act referred to in paragraph
(c)(1) of Rule 144 under the Securities Act), and shall take such further actions as the Representative may reasonably request, all to the extent necessary to enable the holders to sell Registrable Securities, from time to time, pursuant to the resale limitations of (a) Rule 144 under the Securities Act, as such rule may be hereafter amended, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the written request of the Representative, the Company shall deliver to the Representative a written statement as to whether it has complied with such requirements.

     Section 4.02  Nominees for Beneficial Owners.  In the event that
                   ------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, upon delivery to the Company of such evidence of beneficial ownership as the Company may reasonably request, be treated as the holder of such Registrable Securities for the purpose of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement).

     Section 4.03  Other Registration Rights.  The Company hereby covenants
                   -------------------------
and agrees not to hereafter enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent or otherwise materially interferes with the rights granted to the Holders of Registrable Securities under Section 1.01 of this Agreement unless Holders of Registrable Securities holding a majority of the Registrable Securities at the time outstanding shall have consented thereto in writing. The Representative and the Holders of Registrable Securities acknowledge and agree that the Company's entering into any agreement, arrangement or understanding after the date hereof pursuant to which the Company grants demand registration rights to a third party or parties shall not be deemed to be inconsistent or to otherwise materially interfere with the rights granted to the Holders of Registrable Securities under
Section 1.01 of this Agreement so long as the rights so granted to such a third party or parties shall not conflict with, and shall be subject to, the provisions of Section 1.04(e) hereof.

     Section 4.04  Assignment; Calculation of Percentage Interests in
                   --------------------------------------------------
Registrable Securities.  (a) This Agreement shall be binding upon and inure to
- ----------------------
the benefit of and be enforceable by the Company, the Representative and the Holders of Registrable Securities and, with respect to the Company, its respective successors and assigns and, with respect to any Holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

          (b) The rights of Holders of Registrable Securities to cause the Company to register Registrable Securities under Sections 1.01 and 1.02 hereof may not be assigned or otherwise conveyed to any transferee or assignee of Registrable Securities.

          (c) For purposes of this Agreement, references to a percentage of the Registrable Securities shall be calculated based upon the aggregate number of shares of Registrable Securities outstanding at the date hereof, which aggregate number is _________________ (_________), unless otherwise expressly stated herein.

     Section 4.05  Notices.  Except as otherwise provided below, whenever
                   -------
it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon the Company, the Representative or any Holder of Registrable Securities, or whenever the Company, the Representative or any Holder of Registrable Securities desires to provide to or serve upon any Person any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail (return receipt requested, postage prepaid), or by overnight mail, courier, or delivery service or by telecopy and confirmed by telecopy answerback, addressed as follows:

          (a)  If to the Company, to:
               ---------------------

               Continental Cablevision, Inc.
               The Pilot House
               Lewis Wharf
               Boston, Massachusetts 02110
               Telephone: (617) 742-9500
               Telecopy: (617) 742-0530

               Attention:  Vice President and Treasurer
               ---------

               - With a copy to -

               Sullivan & Worcester
               One Post Office Square
               Boston, Massachusetts 02109
               Telephone: (617) 338-2800
               Telecopy: (617) 338-2880

               Attention:  Patrick K. Miehe, Esq.
               ---------

          (b)  If to the Representative, to:
               ------------------------

               The Providence Journal Company
               75 Fountain Street
               Providence, Rhode Island  02902
               Telephone:  (401) 277-7286
               Telecopy:   (401) 277-7770

               Attention:  Secretary
               ---------

               - With a copy to -

               The Providence Journal Company
               75 Fountain Street
               Providence, Rhode Island  02902

               Telephone:  (401) 277-7031
               Telecopy:   (401) 277-7857

               Attention:  John L. Hammond, Esq.
               ---------

               - And a copy to -

               Edwards & Angell
               2700 Hospital Trust Tower
               Providence, Rhode Island  02902
               Telephone:  (401) 276-6647
               Telecopy:   (401) 276-6512

               Attention:  Walter G.D. Reed, Esq.
               ---------

          (c)  If to any Holder of Registrable Securities, to such Holder at:
               ------------------------------------------

               c/o The Providence Journal Company
               75 Fountain Street
               Providence, Rhode Island  02902
               Telephone:  (401) 277-7286
               Telecopy:   (401) 277-7770

               Attention:  Secretary
               ---------

               - With a copy to -

               The Providence Journal Company
               75 Fountain Street
               Providence, Rhode Island  02902
               Telephone:  (401) 277-7031
               Telecopy:   (401) 277-7857

               Attention:  John L. Hammond, Esq.
               ---------

               - And a copy to -

               Edwards & Angell
               2700 Hospital Trust Tower
               Providence, Rhode Island  02902
               Telephone:  (401) 276-6647
               Telecopy:   (401) 276-6512

               Attention:  Walter G.D. Reed, Esq.
               ---------

or, in the case of the Company or the Representative, at such other address as may be substituted by it by notice delivered as provided herein. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly delivered, furnished or served on (i) the date on which personally delivered, with receipt acknowledged, (ii) the date on which telecopied and confirmed by telecopy answerback,

(iii) the next business day if delivered by overnight or express mail, courier or delivery service, or (iv) three business days after the same shall have been deposited in the United States mail, as the case may be. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. The Representative shall be responsible for relaying any notice, demand, request, consent, approval, declaration or other communication hereunder delivered, furnished or served upon any Holder of Registrable Securities in care of the Representative pursuant to
Section 4.04(c) hereof to such Holder of Registrable Securities.

     Section 4.05  Entire Agreement; Amendment.  This Agreement represents the
                   ---------------------------
entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the Company, the Representative and the Holders of Registrable Securities holding a majority of the Registrable Securities at the time outstanding.

     Section 4.07  Paragraph Headings, etc.  The paragraph headings contained in
                   -----------------------
this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement. The terms "including", "includes" and "included" shall not be limiting.

     Section 4.08  Applicable Law.  This Agreement shall be governed by,
                   --------------
construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.

     Section 4.09  Severability.  If at any time subsequent to the date hereof,
                   ------------
any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

     Section 4.10  Equitable Remedies.  The parties hereto agree that
                   ------------------
irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

     Section 4.11  No Waiver.  The failure of any party at any time or times to
                   ---------
require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

     Section 4.12  Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

     Section 4.13  Special Limitation and Termination of Registration Rights.
                   ---------------------------------------------------------
Anything in this Agreement to the contrary notwithstanding:

          (a) The Company shall only be required to include Registrable Securities in any registration statement to the extent that, in the Company's reasonable judgment, such registration would not materially interfere with, or violate or conflict with, any registration rights which may then be held by any holders of the Company's capital stock.

          (b) The obligations of the Company to each Holder of Registrable Securities with respect to its rights of registration provided for in Sections
1.01 and 1.02 hereof shall not apply to any proposed sales or other dispositions or offers therefor of any Registrable Securities with respect to which Messrs. Sullivan & Worcester or other counsel for the Company knowledgeable in securities law matters has delivered a written opinion to the Company and the Representative (and the Representative shall be responsible for relaying such opinion to the such Holder of Registrable Securities proposing to make such offer, sale or other disposition) to the effect that such Holder of Registrable Securities has no obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of section 10(a)(3) of the Securities Act with respect to such proposed sales or other dispositions or offers therefor or only has such obligation because such Holder of Registrable Securities is or may be, or is an Affiliate of a Person who is or may be, a "controlling person" of the Company within the meaning of the Securities Act. Notwithstanding the provisions of the immediately preceding sentence, the Company shall be obligated to provide the rights of registration set forth in Sections 1.01 and 1.02 hereof if, within twenty (20) days of the delivery of any opinion of counsel pursuant to either such paragraph, the Holder of Registrable Securities to whom such opinion was delivered shall have delivered to the Company an opinion of its counsel, which counsel shall be knowledgeable in securities law matters, to the effect that it cannot concur in the opinion of counsel for the Company. In any such event, the Company shall have the right to submit the matter, at its expense, to counsel independent of the Company and reasonably satisfactory to such Holder of Registrable Securities, whose opinion shall be determinative and conclusive, or to seek a no-action letter from the Commission.

          (c) The obligations of the Company to each Holder of Registrable Securities with respect to its rights of registration provided for in Sections
1.01 and 1.02 hereof shall cease and terminate upon the earlier of (i) six (6) years after the date hereof and (ii) the date on which the aggregate number of Registrable Securities issued and outstanding shall no longer exceed one third (1/3) of the aggregate number of shares of Registrable Securities outstanding at the date hereof.

     Section 4.14  Representations of the Representative.  The Representative
                   -------------------------------------
represents and warrants as follows: The Representative is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Representative by applicable Law, its charter documents or otherwise, or required to have been taken by Holders of Registrable Securities, to authorize (i) the approval, execution and delivery by the Representative, as agent for the Holders of Registrable Securities, of this Agreement and (ii) the performance by the Representative of its obligations under this Agreement, has been taken. Each Holder of Registrable Securities has duly appointed the Representative as his, her or its agent and has duly authorized the Representative to execute this Agreement and to deliver it to the Company on his, her or its behalf. This Agreement constitutes a valid and binding agreement of the Representative and each of the Holders of Registrable Securities, enforceable against the Representative and each such Holder in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (ii) for the limitations imposed by general principles of equity.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              CONTINENTAL CABLEVISION, INC.



                              By:________________________________
                                 Name:
                                 Title:

                              THE HOLDERS OF REGISTRABLE
                                SECURITIES NAMED IN SCHEDULE A
                                                    ----------
                                HERETO

                              By:  The Providence Journal
                                      Company, as agent



                              By:________________________________
                                 Name:
                                 Title:

                              THE PROVIDENCE JOURNAL COMPANY, as
                                Representative



                              By:________________________________
                                 Name:
                                 Title:

                                                        SCHEDULE A
                                                        ----------



                       Holders of Registrable Securities
                       ---------------------------------


                                       Number of Shares of
                 Name and Address     Class A Common Stock Held
           -------------------------  -------------------------


1.



2.



3.



4.



5.